MUNICIPAL ADVANTAGE FUND INC.

                                                                December 5, 2001
Dear Shareholder:

The Municipal Advantage Fund (the "Fund") continued its excellent performance during the fiscal year ended October 31, 2001. The Fund delivered a net asset value ("NAV") total return of 13.5%, exceeding the 10.5% return of its benchmark, the Lehman Brothers Municipal Bond Index ("Lehman Index"). The Fund's market value total return (the price change of the Fund's common shares on the New York Stock Exchange plus reinvested dividends) was 20.4%, as the market price of the common shares rose more than the NAV.

These results were achieved through good security selection as well as through the benefits of using leverage in a strong bond market. Leverage tends to magnify the Fund's total return when bond prices increase, as they did during the past fiscal year, and to reduce total return when prices fall.

COMMON DIVIDEND RATE INCREASED TWICE

The Fund's objective is to provide holders of its common shares with a high level of income exempt from regular federal income tax, consistent with the preservation of capital.

The Fund's monthly common dividend was increased twice during the fiscal year--from 6 cents per common share to 6.35 cents per common share in June 2001 and then to 6.65 cents per common share effective with the dividend paid November 1, 2001. These increases were attributable to lower borrowing costs on the Fund's preferred stock, resulting in a greater amount of net investment income becoming available during the second half of the fiscal year.

Dividends totaled 74 cents per common share for the fiscal year. The common shares yielded 6.11% at October 31, 2001, based on the $13.05 closing market price at the end of October and the annualized monthly dividend rate of 6.65 cents per common share. For an investor in the top federal tax bracket of 39.1%, this yield was equivalent to 10.04% on a taxable basis. This yield, we believe, is very attractive in comparison to other quality fixed-income investments.

A STRONG YEAR FOR FIXED INCOME INVESTMENTS

Municipal bond prices rose throughout the fiscal year in response to low inflation and a weak economy. Beginning in January 2001 and continuing through November, the Federal Reserve reduced short-term interest rates ten times in an effort to bolster the economy. Bond prices move inversely to interest rates. Although tax-free municipal bonds did not perform as well as taxable bonds, nonetheless tax-exempt bonds had a very good year. Demand for municipal securities continued to be robust as new issuance of bonds was manageable and investors were attracted to the high relative yields offered by tax-exempt securities.

The tragic events of September 11 had a temporary negative impact on certain sectors of the municipal bond market, especially airport bonds and New York City bonds backed by revenues from projects in lower Manhattan. The federal government's multibillion-dollar relief packages for the airlines and New York City soon helped restore investor confidence.

In managing the portfolio, the Fund invests in those sectors, maturities and quality groups of the municipal bond market that the Portfolio Manager believes offer the best relative value--the highest yield at the lowest price with the least amount of risk. Presently, the Fund's investments are focussed primarily on higher-quality bonds, including insured securities. At October 31, 2001, approximately 97% of the securities in the portfolio were rated single-A or better by either Standard & Poor's, Moody's or both.

PORTFOLIO ANALYSIS

The Fund invests substantially all of its assets in long-term tax-exempt securities that are rated "investment grade" at the time of purchase by at least one recognized rating agency. The Fund was fully invested in long-term securities at October 31, 2001.

The Fund's five largest state positions at October 31, 2001 were: Texas, representing 13.9% of the Fund's net assets; California, 8.6%; Nevada, 8.3%; Illinois, 8.1%; and Michigan, 7.3%. The five largest market sectors were: general obligations, representing 18.1% of the Fund's net assets; water and sewer, 14.1%; housing, 13.7%; airline and airport, 12.6%; and health and hospital, 11.6%. During the fiscal year, the Fund's holdings in the health and hospital sector were reduced. The sector had been weakened by the reduction in Medicaid payments and intense industry competition. In addition, general obligation holdings were trimmed as these type of investments continue to be evaluated in light of declining state and municipal budget surpluses. Although the airline and airport sector has experienced some turmoil since September 11th, most of our airport bonds are insured and we feel comfortable with these positions.

The average maturity of the portfolio was 19.6 years at the end of October 2001, essentially unchanged during the year.

PREFERRED STOCK COSTS

The Fund obtains its leverage by issuing auction rate preferred stock with a goal of generating additional income for the holders of its common shares. Proceeds from the preferred stock are invested in municipal bonds that currently yield more than the cost of the preferred, with the Fund's common shares realizing the difference.

Preferred stock costs have come down sharply during the past year, reflecting the significant decline in short-term interest rates. At the most recent auction on November 19, 2001, the Fund sold auction rate preferred stock at an annual dividend rate of 1.625%. This compares to a peak rate of 5.10% on May 15, 2000.

DISCOUNT

The Fund's common shares trade at a discount, as is true of many closed-end municipal bond funds. The size of the discount has fluctuated over time. The discount narrowed to 11.9% at October 31, 2001 from 17.3% one year earlier. Common shareholders have an opportunity to capitalize on the discount and acquire an interest in quality securities at a price below NAV by reinvesting their dividends.

RECORDED UPDATE

For an update on the municipal market and to receive specific information concerning the Fund, including largest holdings, asset allocation, NAV, performance and other information, please call our toll-free number, (800) 223-2413.

SUMMARY AND OUTLOOK

It appears that the Federal Reserve may continue its aggressive stance of low interest rates to bring stability and needed liquidity to the U.S. economy. If true, this should continue to support the bond market until there are clear signs of an economic trough and potential economic turnaround. We expect, in addition, that the municipal bond market will continue to benefit from investors leaving the stock market for the relative safety of high-quality tax-exempt securities.

We remain dedicated to providing holders of the Fund's common shares with a high level of income exempt from regular federal income tax, consistent with the preservation of capital. We at the Fund, together with PIMCO Advisors L.P., the Fund's investment manager, and OpCap Advisors, which provides advisory and administrative services to the Fund, thank you for investing with us.

                                   Sincerely,


                                   /s/ STEPHEN J. TREADWAY
                                   -----------------------
                                   Stephen J. Treadway
                                   Chairman

                          MUNICIPAL ADVANTAGE FUND INC.
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2001

  Principal
    Amount                                                                               Credit Rating*
    (000)                                                                                 (Moody's/S&P)          Value**
--------------------------------------------------------------------------------------------------------------------------
               MUNICIPAL BONDS--98.7%
               ALABAMA--2.6%
    $2,000     DCH Hlth. Care Auth., Health Care Fac. Rev., Ser. B,
                 5.70%, 6/1/15 .......................................................        A1/A+           $  2,051,800
     1,000     State Docks Dept. Fac. Rev., (MBIA), 6.15%, 10/1/14 ...................       Aaa/AAA             1,084,520
     1,250     State Pub. School & College Auth., (FSA), 4.25%, 11/1/18 ..............       Aaa/AAA             1,159,725
                                                                                                              ------------
                                                                                                                 4,296,045
                                                                                                              ------------
               CALIFORNIA--8.6%
     1,000     Burbank Redev. Agcy., 6.00%, 12/1/13 ..................................       Baa1/A-             1,052,820
     1,000     Foothill/Eastern Corridor Agcy., Toll Rd. Rev., 5.75%, 1/15/40 ........      Baa3/BBB-            1,035,030
     2,500     Health Fac. Fin. Auth. Rev., Ser. A, 6.25%, 3/1/21 ....................        A3/A               2,538,325
     1,000     Lafayette Elem. School Dist., (FSA), 5.90%, 5/15/17
                 (Pre-refunded @ 102, 5/15/06)++ .....................................       NR/AAA              1,157,730
     4,000     Los Angeles Harbor Dept. Rev., Ser. B, 5.375%, 11/1/23+ ...............       Aa3/AA              4,087,200
     1,000     Los Angeles Regional Airpt. Rev., 6.70%, 1/1/22 .......................        NR/A-              1,022,560
     1,000     Madera Cnty. CP, Valley Childrens Hosp., (MBIA),
                 6.125%, 3/15/23 (Pre-refunded @ 102, 3/15/05)++ .....................       Aaa/AAA             1,138,040
     2,000     Tustin, Univ. School Dist. Spec. Tax, (FSA), 4.50%, 9/1/24 ............       Aaa/AAA             1,898,580
                                                                                                              ------------
                                                                                                                13,930,285
                                                                                                              ------------
               COLORADO--2.9%
               Denver City & Cnty. Airpt. Rev., (MBIA),
     1,500       5.60%, 11/15/25, Ser. C .............................................       Aaa/AAA             1,540,950
     3,000       5.75%, 11/15/17, Ser. B+ ............................................       Aaa/AAA             3,123,900
                                                                                                              ------------
                                                                                                                 4,664,850
                                                                                                              ------------
               CONNECTICUT--0.3%
       520     State Housing Fin. Auth., Ser. D-2, 6.20%, 11/15/27+ ..................       Aaa/AAA               545,095
                                                                                                              ------------
               DISTRICT OF COLUMBIA--1.4%
     1,100     Dist. of Col. GO,  Ser. A, (MBIA), 5.25%, 6/1/27 ......................       Aaa/AAA             1,111,154
     1,000     World Wildlife Fund, Ser. A, (AMBAC), 6.00%, 7/1/18 ...................       Aaa/AAA             1,109,590
                                                                                                              ------------
                                                                                                                 2,220,744
                                                                                                              ------------
               FLORIDA--0.7%
     1,000     Jacksonville Port Auth. Airpt. Rev., Ser. A, (FGIC), 6.25%,
                 10/1/24+ ............................................................       Aaa/AAA             1,085,730
                                                                                                              ------------
               GEORGIA--1.8%
     1,750     Cherokee Cnty. Water & Sewer Auth. Rev., (MBIA), 5.50%, 8/1/23 ........       Aaa/AAA             1,919,103
     1,000     Savannah Hosp. Auth. Rev., St. Joseph Hosp.,
                 6.125%, 7/1/12 (Pre-refunded @ 102, 7/1/03)++ .......................        A2/NR              1,081,750
                                                                                                              ------------
                                                                                                                 3,000,853
                                                                                                              ------------
               HAWAII--2.6%
     1,000     State Airpt. Syst. Rev., Ser. A, (FGIC), 5.75%, 7/1/21 ................       Aaa/AAA             1,072,710
     3,000     State Dept. of Budget & Finance, Hawaiian Elec. Co., Ser. B,
                 (AMBAC), 5.75%, 12/1/18 .............................................       Aaa/AAA             3,171,480
                                                                                                              ------------
                                                                                                                 4,244,190
                                                                                                              ------------

                          MUNICIPAL ADVANTAGE FUND INC.
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2001
                                   (CONTINUED)

  Principal
   Amount                                                                                Credit Rating*
    (000)                                                                                 (Moody's/S&P)      Value**
-----------------------------------------------------------------------------------------------------------------------
               MUNICIPAL BONDS (CONTINUED)
               ILLINOIS--8.1%
    $1,000     Chicago Wastewater Transmission Rev., 6.00%, 1/1/17 ...................       Aaa/AAA      $   1,110,620
     1,000     Chicago Water Rev., (FGIC), 5.25%, 11/1/17 ............................       Aaa/AAA          1,030,270
     2,000     Cook Cnty., Ser. A., GO, 5.00%, 11/15/28 ..............................       Aaa/AAA          1,973,960
     1,000     Health Facs. Auth. Rev., Centegra Health Syst., 5.25%, 9/1/24 .........        A-/A-             931,990
       365     Housing Dev. Auth. Rev., Homeowner Mtg., Ser. A-2,
                 6.70%, 8/1/25+ ......................................................       Aa2/AA             367,924
     1,100     McHenry & Lake Cntys., Cmnty. High School Dist. GO, (FGIC),
                 5.125%, 1/1/19 ......................................................       Aaa/NR           1,117,292
     3,500     Metropolitan Pier & Exposition Auth., Ser. A., (AMBAC),
                 5.25%, 6/15/27 ......................................................       Aaa/AAA          3,518,830
     1,435     State GO, (AMBAC), 5.875%, 6/1/12 .....................................       Aa2/AA           1,491,898
     1,500     State Sales Tax Rev., 5.375%, 6/15/16 .................................       Aa2/AAA          1,593,075
                                                                                                          -------------
                                                                                                             13,135,859
                                                                                                          -------------
               INDIANA--0.6%
     1,000     Indianapolis Local Pub. Impt., Ser. A, 5.00%, 2/1/17 ..................       Aaa/AAA          1,015,460
                                                                                                          -------------
               KENTUCKY--2.0%
     1,000     Louisville & Jefferson Cnty. Metropolitan Sewer & Drain Syst.,
                 Ser. A, (AMBAC), 6.50%, 5/15/24 (Pre-refunded @ 102, 11/15/04)++ ....       Aaa/AAA          1,132,670
     2,125     Louisville & Jefferson Cnty. Reg. Airpt. Auth. Syst., Ser. A,
                 5.375%, 7/1/23+ .....................................................       Aaa/AAA          2,170,348
                                                                                                          -------------
                                                                                                              3,303,018
                                                                                                          -------------
               LOUISIANA--1.0%
     1,500     New Orleans GO, (AMBAC), 6.125%, 10/1/16 ..............................       Aaa/AAA          1,654,830
                                                                                                          -------------
               MASSACHUSETTS--5.9%
               State Health & Educ. Fac. Auth. Rev.,
     1,000       5.125%, 7/1/19, Ser. B ..............................................       A1/AA-             993,610
     2,250       6.25%, 12/1/22, Ser. G-1 ............................................        A1/A            2,368,148
     3,450     State Turnpike Auth. Met. Hwy. Syst. Rev., Ser. A, (MBIA),
                 5.00%, 1/1/37 .......................................................       Aaa/AAA          3,371,547
     1,175     State Water Poll. Abatement Trust, Ser. A, 6.375%, 2/1/15 .............       Aa1/AA+          1,293,394
     1,750     State Water Resource Auth., Ser. B, (FSA), 4.50%, 8/1/22 ..............       Aaa/AAA          1,622,740
                                                                                                          -------------
                                                                                                              9,649,439
                                                                                                          -------------
               MICHIGAN--7.3%
     1,000     Municipal Bond Auth. Rev., Drinking Water Revolving Fund,
                 4.75%, 10/1/18 ......................................................       Aaa/AAA            986,240
               State Hospital Fin. Auth. Rev.,
     1,000       5.50%, 10/1/18 ......................................................       AAA/NR           1,054,360
     2,000       8.125%, 10/1/21 (Pre-refunded @ 102, 10/1/05)++ .....................       NR/AAA           2,415,360
     1,000     State Poll. Control. Rev., Gen. Motors Corp., 6.20%, 9/1/20
                 (Pre-refunded @ 102, 2/1/04)++ ......................................       A3/BBB+          1,058,650
     6,500     Wayne Cnty. Airpt. Rev., (MBIA), 5.00%, 12/1/22-12/1/28+ ..............       Aaa/AAA          6,354,425
                                                                                                          -------------
                                                                                                             11,869,035
                                                                                                          -------------
               MINNESOTA--3.5%
               State Housing Fin. Agcy.,
     3,725       6.00%-6.10%, 2/1/14-8/1/22, Ser. E ..................................       Aa1/AA           3,852,405
     1,785       6.25%, 8/1/22, Ser. B ...............................................       Aa1/AA           1,786,250
                                                                                                          -------------
                                                                                                              5,638,655
                                                                                                          -------------

                          MUNICIPAL ADVANTAGE FUND INC.
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2001
                                   (CONTINUED)

  Principal
   Amount                                                                                Credit Rating*
    (000)                                                                                 (Moody's/S&P)       Value**
------------------------------------------------------------------------------------------------------------------------
               MUNICIPAL BONDS (CONTINUED)
               NEVADA--8.3%
    $2,000     Clark Cnty. GO, Ser. A, (MBIA), 6.00%, 6/1/13
                 (Pre-refunded @ 101, 6/1/04)++ ......................................      Aaa/AAA        $  2,187,500
     1,000     Clark Cnty. Ind. Dev. Rev., Ser. A,  5.60%, 10/1/30 ...................       NR/BBB-            904,860
     1,100     Clark Cnty. Park & Regl. Justice Ctr, 5.50%, 11/1/17 ..................       Aa2/AA           1,161,116
     2,000     Clark Cnty. Passenger Fac. Charge Rev., (MBIA), 5.75%, 7/1/23 .........       Aaa/AAA          2,077,060
     2,400     Henderson Water & Sewer Rev., Ser. A, (FGIC), 4.75%, 9/1/18 ...........       Aaa/AAA          2,342,784
               Housing Div. Rev.,
     1,190       5.95%, 4/1/22 .......................................................       Aa2/AA           1,269,694
     1,500       6.125%, 4/1/22, Ser. B-2, (FHA) .....................................       Aa2/AA           1,569,225
       910       6.20%, 4/1/17, Ser. B-1, (AMBAC) ....................................       Aaa/AAA            941,513
       960       6.20%, 10/1/28, Ser. E, (FHA) .......................................       Aaa/NR             999,523
                                                                                                           -------------
                                                                                                             13,453,275
                                                                                                           -------------
               NEW HAMPSHIRE--1.5%
     1,000     Higher Educ. & Health Fac. Auth. Rev., 6.125%, 10/1/13 ................       A3/NR            1,041,170
               State Housing Finance Auth.,
       635       6.50%, 7/1/14, Ser. D+ ..............................................       Aa2/NR             678,923
       645       6.90%, 7/1/19, Ser. C+ ..............................................       Aa3/NR             669,845
                                                                                                           -------------
                                                                                                              2,389,938
                                                                                                           -------------
               NEW JERSEY--0.6%
      1,000    Economic Dev. Auth. Heating  & Cooling  Rev., Ser. B,
                 6.20%, 12/1/07 ......................................................       NR/BBB-          1,006,120
                                                                                                           -------------
               NEW YORK--4.2%
     1,000     Long Island  Pwr. Auth., Elec. Syst. Rev., Ser. A, 5.50%, 12/1/29 .....       Baa1/A-          1,014,740
               New York City GO,
     1,500       5.75%, 2/1/19, Ser. F ...............................................        A2/A            1,567,155
     1,000       6.00%, 8/1/14, Ser. H ...............................................        A2/A            1,087,150
     1,000     New York City Mun. Water & Sewer Syst. Rev., Ser. G, (FSA),
                 5.00%, 6/15/34                                                                                 986,790
        15     State Medical Care Fac. Fin. Agcy. Rev., 6.50%, 8/15/24 ...............       A3/AA-              15,912
     1,000     State Mtg. Agcy. Rev., 5.80%, 10/1/12 .................................       Aa1/NR           1,087,380
     1,080     State Urban  Dev. Corp. Rev., Correctional Cap. Fac.,
                 Ser. 6, 5.375%, 1/1/25. .............................................       A3/AA-           1,092,614
                                                                                                           -------------
                                                                                                              6,851,741
                                                                                                           -------------
               NORTH CAROLINA--0.6%
      1,000    Medical Care Commun. Hosp. Rev., Pitt Cnty. Memorial Hosp.,
                 Ser. B, 4.75%, 12/1/28 ..............................................       Aa3/AA-            918,790
                                                                                                           -------------
               NORTH DAKOTA--1.5%
               State Housing Fin. Agcy. Rev.,
     1,398       5.50%, 7/1/18, Ser. C ...............................................       Aa3/NR           1,438,640
       870       5.85%,  7/1/10, Ser. A ..............................................       Aa3/NR             954,903
                                                                                                           -------------
                                                                                                              2,393,543
                                                                                                           -------------
               OHIO--1.3%
     1,000     Hamilton Cnty. Sewer Syst. Rev., Ser. A, (MBIA), 5.75%, 12/1/25 .......       Aaa/AAA          1,080,870
       885     Summit Cnty. GO, (FGIC), 6.25%, 12/1/15 ...............................       Aaa/AAA          1,031,246
                                                                                                           -------------
                                                                                                              2,112,116
                                                                                                           -------------

                          MUNICIPAL ADVANTAGE FUND INC.
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2001
                                   (CONTINUED)

  Principal
   Amount                                                                                Credit Rating*
    (000)                                                                                 (Moody's/S&P)          Value**
--------------------------------------------------------------------------------------------------------------------------
               MUNICIPAL BONDS (CONTINUED)
               PENNSYLVANIA--2.3%
    $2,000     Allegheny Cnty. Hosp. Dev. Auth., Ser. B, (MBIA), 6.00%, 7/1/23 .......       Aaa/AAA          $  2,279,900
     1,500     Philadelphia Water and Wastewater Rev., (MBIA), 5.25%, 6/15/23 ........       Aaa/AAA             1,507,755
                                                                                                              ------------
                                                                                                                 3,787,655
                                                                                                              ------------
               SOUTH CAROLINA--2.4%
     1,250     Charleston Cnty. GO, 6.125%, 9/1/13 ...................................       Aa1/AA+             1,445,338
     1,000     Public Service Auth. Rev., Ser. A, (MBIA), 5.75%, 1/1/15 ..............       Aaa/AAA             1,107,430
     1,450     York Cnty. Ind. Rev., 5.70%, 1/1/24 ...................................      Baa2/BBB             1,405,543
                                                                                                              ------------
                                                                                                                 3,958,311
                                                                                                              ------------
               SOUTH DAKOTA--0.7%
     1,000     Heartland Consumer Pwr. Dist. Rev., 7.00%, 1/1/16 .....................       Aaa/AAA             1,197,410
                                                                                                              ------------
               TENNESSEE--1.8%
     1,830     Housing Dev. Agcy., 6.375%, 7/1/22+ ..................................        Aa2/AA              1,904,737
       960     Memphis-Shelby Cnty. Airpt. Auth. Rev., Ser. D, (AMBAC),
                6.25%, 3/1/15+ .......................................................       Aaa/AAA             1,067,366
                                                                                                              ------------
                                                                                                                 2,972,103
                                                                                                              ------------
               TEXAS--13.9%
     1,000     Alliance Airpt. Auth. Rev., Fed Express Corp., 6.375%, 4/1/21 .........      Baa2/BBB             1,002,270
     1,195     Arlington GO, 5.00%, 8/15/16 ..........................................       Aa2/AA              1,214,108
     1,000     Corpus Christi Refin. & Impt., GO, 5.00%, 3/1/21 ......................       Aaa/AAA               996,250
     2,000     Cypress-Fairbanks Indpt. School Dist., 5.50%, 2/15/17 .................       Aaa/AAA             2,105,840
     1,000     Denton Cnty. GO, (AMBAC), 5.00%, 7/15/16 ..............................       Aaa/AAA             1,012,040
     3,400     Fort Bend Indpt. School Dist., GO, 5.25%, 8/15/18 .....................       NR/AAA              3,493,670
     1,000     Harlandale Indpt. School Dist., 4.50%, 8/15/23 ........................       Aaa/NR                911,730
       785     Harris Cnty., Toll Rd. Sub. Lien, 6.50%, 8/15/15 ......................       Aa1/AA+               824,415
               Houston Water Conveyance Syst., CP, (AMBAC),
     1,000       6.25%, 12/15/14, Ser. J .............................................       Aaa/AAA             1,178,490
     1,400       7.50%, 12/15/15, Ser. H .............................................       Aaa/AAA             1,809,626
     2,500     Houston Water & Sewer Syst. Rev.,
                Ser. D, (FGIC), 5.00%, 12/1/25 .......................................       Aaa/AAA             2,458,625
     1,000     North East Indpt. School Dist., 4.50%, 2/1/16 .........................       Aaa/AAA               976,290
     1,500     Port Houston Auth., Harris Cnty., GO, 5.75%, 10/1/17 ..................       Aa1/AA+             1,551,735
       500     State Pub. Fin. Auth. Bldg. Rev., Ser. B, (FSA), 5.625%, 8/1/19 .......       Aaa/AAA               525,075
     1,000     Houston Univ. Rev., (MBIA), 5.25%, 2/15/17 ............................       Aaa/AAA             1,031,780
               Water Dev. Board  Rev.,
     1,000       5.75%, 7/15/14, Ser. B ..............................................       Aaa/AAA             1,104,390
       400       5.75%, 7/15/17, Ser. A ..............................................       Aaa/AAA               430,336
                                                                                                              ------------
                                                                                                                22,626,670
                                                                                                              ------------
               UTAH--1.5%
               State Housing Fin. Agcy., (FHA),
       355       6.35%, 7/1/11 .......................................................       Aa2/NR                365,284
     1,800       6.55%, 1/1/22 .......................................................       Aaa/AAA             1,865,016
       205       6.55%, 7/1/26 .......................................................       Aa2/AAA               211,761
                                                                                                              ------------
                                                                                                                 2,442,061
                                                                                                              ------------

                          MUNICIPAL ADVANTAGE FUND INC.
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2001
                                   (CONCLUDED)

  Principal
   Amount                                                                                Credit Rating*
    (000)                                                                                 (Moody's/S&P)        Value**
-------------------------------------------------------------------------------------------------------------------------
               MUNICIPAL BONDS (CONCLUDED)
               VERMONT--1.3%
               Housing Fin. Agcy.,
    $  910       5.70%, 5/1/12, Ser. 9 (MBIA) .........................................      Aaa/AAA         $    968,604
     1,110       7.85%, 12/1/29, Ser. A (FHA) .........................................       A1/A              1,122,676
                                                                                                             ------------
                                                                                                                2,091,280
                                                                                                             ------------
               VIRGINIA--2.0%
     3,000     Commonwealth Trans. Board Rev., U.S. Rte 58,
                 5.25%, 5/15/16 .......................................................      Aa1/AA+            3,161,910
                                                                                                             ------------
               WASHINGTON--2.6%
     1,000     Seattle Museum Dev. Auth., 6.30%, 7/1/13 ...............................      Aa1/AA+            1,073,810
     3,000     State GO, Motor Vehicle Dept., Ser. B, 5.625%, 7/1/25 ..................      Aa1/AA+            3,158,370
                                                                                                             ------------
                                                                                                                4,232,180
                                                                                                             ------------
               WEST VIRGINIA--1.3%
     2,000     Braxton Cnty. Solid Waste. Disp. Rev., Weyerhaeuser Co.,
                 6.125%-6.50%, 4/1/25-4/1/26 ..........................................       A3/A-             2,061,590
                                                                                                             ------------
               WISCONSIN--0.9%
     1,500     GO, Ser. B, 5.30%, 5/1/23+ .............................................      Aa2/AA             1,503,105
                                                                                                             ------------
               WYOMING--0.7%
     1,000     Student Loan Corp. Rev., Ser. A, 6.20%, 6/1/24 .........................       NR/AA             1,055,660
                                                                                                             ------------
               Total Municipal Bonds (cost-$152,986,760+++)                                                   160,469,546
                                                                                                             ------------
               Total Investments (cost-$152,986,760+++) ...............................       98.7%           160,469,546
               Other assets less liabilities ..........................................        1.3              2,064,466
                                                                                             ------          ------------
               Net Assets .............................................................      100.0%          $162,534,012
                                                                                             ======          ============


-------------------
*   Unaudited

** Long-term debt securities are valued by an independent pricing service authorized by the Board of Directors.

+   Subject to Alternative Minimum Tax

++ Pre-refunded bonds are collateralized by U.S. Government or other eligible securities which are held in escrow and used to pay principal and interest and retire the bonds at the earliest refunding date.

+++ The cost basis of portfolio securities for federal income tax purposes is $152,986,760. Aggregate gross unrealized appreciation for securities in which there is an excess value over tax cost is $7,709,872, aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $227,086, and net unrealized appreciation for federal income tax purpose is $7,482,786.


GLOSSARY:
---------
AMBAC--insured by American Municipal Bond                    FSA--insured by Financial Security Assurance, Inc.
    Assurance Corp.                                          GO--General Obligation Bonds
CP--Certificates of Participation                            MBIA--insured by Municipal Bond Investors Assurance
FGIC--insured by Financial Guaranty Insurance Co.            NR--not rated
FHA--insured by Federal Housing Administration



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                          MUNICIPAL ADVANTAGE FUND INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 2001

ASSETS:
 Investments, at value (cost--$152,986,760) ...........................   $ 160,469,546
 Cash .................................................................          19,836
 Interest receivable ..................................................       2,666,933
 Receivable for investments called/sold ...............................          40,751
 Prepaid expenses .....................................................          14,214
                                                                          -------------
     Total Assets .....................................................     163,211,280
                                                                          -------------

LIABILITIES:
 Dividends payable to common and preferred shareholders ...............         511,473
 Investment management fee payable ....................................          82,540
 Accrued expenses .....................................................          83,255
                                                                          -------------
     Total Liabilities ................................................         677,268
                                                                          -------------
       Net Assets .....................................................   $ 162,534,012
                                                                          =============

COMPOSITION OF NET ASSETS:
   Preferred stock ($0.001 par value and $50,000 net asset and liquidation value per share applicable to 1,100 shares
     issued and outstanding) ..........................................   $  55,000,000
                                                                          -------------
   Common stock:
     Par value ($0.001 per share, applicable to 7,257,093 shares issued
       and outstanding) ...............................................           7,257
     Paid-in-capital in excess of par .................................     100,618,353
   Undistributed net investment income ................................         272,434
   Accumulated net realized loss ......................................        (846,818)
   Net unrealized appreciation of investments .........................       7,482,786
                                                                          -------------
     Net assets applicable to common shareholders .....................     107,534,012
                                                                          -------------
       Net Assets .....................................................   $ 162,534,012
                                                                          =============
       NET ASSET VALUE PER COMMON SHARE ...............................          $14.82
                                                                                 ======







SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                          MUNICIPAL ADVANTAGE FUND INC.
                             STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED OCTOBER 31, 2001

INTEREST INCOME:
   Interest .............................................................   $ 8,890,172
                                                                            -----------
EXPENSES:
   Investment management fees ...........................................       956,771
   Auction agent fees and commissions ...................................       138,971
   Legal fees ...........................................................        74,441
   Audit and tax service fees ...........................................        64,670
   Custodian fees .......................................................        46,886
   Directors' fees and expenses .........................................        28,957
   Transfer agent fees ..................................................        28,460
   New York Stock Exchange listing fee ..................................        19,239
   Reports to shareholders ..............................................        17,726
   Insurance expense ....................................................         4,637
   Miscellaneous ........................................................        21,611
                                                                            -----------
     Total expenses .....................................................     1,402,369
       Less: expense offset .............................................        (1,261)
                                                                            -----------
       Net expenses .....................................................     1,401,108
                                                                            -----------
         Net investment income ..........................................     7,489,064
                                                                            -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS:
   Net realized gain (loss) on:
     Investments ........................................................       829,202
     Futures contracts ..................................................       (43,350)
   Net change in unrealized appreciation/depreciation of investments ....     6,722,769
                                                                            -----------
   Net realized and unrealized gain on investments and futures contracts      7,508,621
                                                                            -----------
Net increase in net assets resulting from investment operations .........   $14,997,685
                                                                            ===========







SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                          MUNICIPAL ADVANTAGE FUND INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                    Year ended          Year ended
                                                                                 October 31, 2001    October 31, 2000
                                                                                 ----------------    ----------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ....................................................      $  7,489,064        $  7,611,335
   Net realized gain (loss) on investments and futures contracts ............           785,852            (768,489)
   Net change in unrealized appreciation/depreciation of investments and
     futures contracts ......................................................         6,722,769           5,111,802
                                                                                   ------------        ------------
     Net increase in net assets resulting from investment operations ........        14,997,685          11,954,648
                                                                                   ------------        ------------

DIVIDENDS TO SHAREHOLDERS:
   To preferred shareholders from net investment income .....................        (1,868,101)         (2,349,067)
   To common shareholders from net investment income ........................        (5,373,878)         (5,489,991)
                                                                                   ------------        ------------
     Total dividends to shareholders ........................................        (7,241,979)         (7,839,058)
                                                                                   ------------        ------------
       Total increase in net assets .........................................         7,755,706           4,115,590

NET ASSETS:
   Beginning of year ........................................................       154,778,306         150,662,716
                                                                                   ------------        ------------
   End of year (including undistributed net investment income of $272,434 and
     $25,349, respectively) .................................................      $162,534,012        $154,778,306
                                                                                   ============        ============










SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                          MUNICIPAL ADVANTAGE FUND INC.
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2001

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Municipal Advantage Fund Inc. (the "Fund") was incorporated in Maryland on February 23, 1993 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940.

The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund:

(A) VALUATION OF INVESTMENTS

Debt securities are valued each week by an independent pricing service approved by the Board of Directors. Futures contracts are valued at the last sale price on the market where the futures contracts are principally traded. Any security or other asset for which market quotations are not readily available is valued at fair value as determined in good faith under procedures established by the Board of Directors. The Fund invests substantially all of its assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia and their political subdivisions. The issuers' abilities to meet their obligations may be affected by economic and political developments in a specific state or region.

(B) FEDERAL INCOME TAXES

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

At October 31, 2001, the Fund had a capital loss carryforward of $846,818 ($140,354 of which will expire in 2007 and $706,464 of which will expire in 2008) available as a reduction, to the extent provided in the regulations, of any future net realized capital gains. To the extent that these losses are used to offset future net capital gains, such gains will not be distributed to shareholders. During the year ended October 31, 2001, the Fund utilized $785,852 of capital losses carried over from prior years.

(C) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Original issue discounts or premiums on debt securities purchased are accreted or amortized daily to non-taxable interest income. Market discounts, if any, are accreted daily to taxable income.

(D) DIVIDENDS AND DISTRIBUTIONS--COMMON STOCK

The Fund declares dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid at least annually. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par.

(E) FUTURES CONTRACTS

A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker an amount of cash or

                          MUNICIPAL ADVANTAGE FUND INC.
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2001
                                   (CONTINUED)


securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contracts, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized appreciation or depreciation. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The Fund invests in futures contracts solely for the purpose of hedging its existing portfolio securities or securities the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. The use of futures involves the risk of imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of the counterparties to meet the terms of their contracts. The Fund did not have any futures contracts outstanding at October 31, 2001.

(F) EXPENSE OFFSET

The Fund benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Fund.

2. INVESTMENT MANAGER AND INVESTMENT ADVISER

Pimco Advisors L.P. (the "Investment Manager") among other things supervises the Fund's investment program, including advising and consulting with OpCap Advisors, the Fund's investment adviser (the "Investment Adviser") regarding the Fund's overall investment strategy. The Investment Manager is majority-owned indirectly by Allianz AG, with subsidiaries of Pacific Life Insurance Company retaining a significant minority interest. Pursuant to an Investment Advisory Agreement, the Investment Adviser is responsible on a day-to-day basis for investing the Fund's portfolio in accordance with its investment objectives and policies. The Investment Adviser is an indirect wholly-owned subsidiary of the Investment Manager. The Investment Manager for its services receives a monthly fee at an annual rate of 0.60% of the Fund's average weekly net assets, and the Investment Adviser receives from the Investment Manager a monthly fee at an annual rate of 0.36% of the Fund's average weekly net assets. The liquidation value of any outstanding preferred stock of the Fund is not deducted in determining the Fund's average weekly net assets. The Investment Manager informed the Fund that it paid the Investment Adviser $574,063 for the year ended October 31, 2001.

3. INVESTMENTS IN SECURITIES

For the year ended October 31, 2001, aggregate purchases and sales of investments, other than short-term securities, were $42,362,886 and $39,267,187, respectively.

4. CAPITAL

There are 100 million shares of $0.001 par value common stock authorized. The Fund's charter provides that the Board of Directors may classify or reclassify any unissued shares of capital stock into one or more additional classes or series, with rights determined by the Board of Directors. The Fund's Board of Directors has authorized the reclassification of 1,100 shares of common stock to Auction Rate Preferred Stock ("Preferred Stock").

For the years ended October 31, 2001 and October 31, 2000, there were no transactions in shares of common stock.

5. AUCTION RATE PREFERRED STOCK

The Fund has issued 1,100 shares of Preferred Stock with a net asset and liquidation value of $50,000 per share plus accrued dividends.

Dividends are accumulated daily at an annual rate set through auction procedures. The annualized dividend rate ranged from 2.10% to 4.40% during the year and was 2.10% at October 31, 2001. Distributions of net realized gains, if any, are paid annually.

                          MUNICIPAL ADVANTAGE FUND INC.
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2001
                                   (CONCLUDED)

The Fund is subject to certain limitations and restrictions while Preferred Stock is outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Stock at its liquidation value.

The Preferred Stock, which is entitled to one vote per share, generally votes with the common stock but votes separately as a class to elect two Directors and on any matters affecting the rights of the Preferred Stock.

6. SUBSEQUENT COMMON & PREFERRED DIVIDENDS

On November 1, 2001, a dividend of $0.0665 per share was declared to common shareholders payable December 3, 2001 to shareholders of record on November 16, 2001.

On December 3, 2001, a dividend of $0.0665 per share was declared to common shareholders payable December 31, 2001 to shareholders of record on December 14, 2001.

On November 19, 2001, the Fund sold Auction Rate Preferred Stock at an annual dividend rate of 1.625%.

                          MUNICIPAL ADVANTAGE FUND INC.
                              FINANCIAL HIGHLIGHTS



FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH YEAR:

                                                                                  Year ended October 31,
                                                                    ------------------------------------------------------
                                                                      2001        2000       1999        1998        1997
                                                                    -------     -------     -------    -------     -------
Net asset value, beginning of year ............................      $13.75      $13.18      $15.23     $14.64      $13.96
                                                                    -------     -------     -------    -------     -------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .........................................        1.03        1.05        1.05       1.07        1.08
Net realized and unrealized gain (loss)
   on investments and futures contracts .......................        1.04        0.60       (2.04)      0.60        0.68
                                                                    -------     -------     -------    -------     -------
     Total from investment operations .........................        2.07        1.65       (0.99)      1.67        1.76
                                                                    -------     -------     -------    -------     -------

DIVIDENDS TO SHAREHOLDERS:
To preferred shareholders from net
   investment income ..........................................       (0.26)      (0.32)      (0.26)     (0.28)      (0.28)
To common shareholders from net
   investment income ..........................................       (0.74)      (0.76)      (0.80)     (0.80)      (0.80)
                                                                    -------     -------     -------    -------     -------
     Total dividends to shareholders ..........................       (1.00)      (1.08)      (1.06)     (1.08)      (1.08)
                                                                    -------     -------     -------    -------    --------
Net asset value, end of year ..................................      $14.82      $13.75      $13.18     $15.23      $14.64
                                                                    =======     =======     =======    =======    ========
Market price, end of year .....................................      $13.05     $11.375      $11.75    $14.125    $13.1875
                                                                    =======     =======     =======    =======    ========

TOTAL INVESTMENT RETURN (1) ...................................        20.4%        3.4%      (11.6)%     13.6%       18.4%

RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common
   shareholders, end of year (000's) ..........................    $107,534     $99,778     $95,663   $110,555    $106,219
Ratio of expenses to average net assets (2)(3) ................        1.34%       1.44%       1.36%      1.31%       1.39%
Ratio of net investment income to average net assets (2)(3) ...        7.17%       7.89%       7.22%      7.13%       7.64%
Asset coverage per share of preferred stock ...................    $147,707    $140,473    $136,768   $150,252    $146,251
Portfolio turnover ............................................          25%         27%         22%        44%         44%
--------------------------------------------------------------------------------------------------------------------------

(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.

(2) Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.

(3) Inclusive of expenses offset by earning credits from custodian bank. (See note 1f in Notes to Financial Statements).

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Municipal Advantage Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Municipal Advantage Fund Inc. (the "Fund") at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 7, 2001

                          MUNICIPAL ADVANTAGE FUND INC.

TAX INFORMATION:

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Fund to advise shareholders within 60 days of the Fund's fiscal year end (October 31, 2001) as to the federal tax status of dividends and distributions received by shareholders during such fiscal year. Accordingly, we are advising that substantially all dividends paid from net investment income during the fiscal year ended October 31, 2001 were federally exempt interest dividends, although the Fund did invest in securities which paid interest subject to the federal alternative minimum tax during the fiscal year. The percentage of dividends paid from net investment income subject to such tax was 41.6%. Additionally, the Fund invested in municipal bonds containing market discount, whose accretion is taxable. Accordingly, 0.27% of the Fund's dividends paid during the fiscal year are taxable. Per share dividends for the fiscal year ended October 31, 2001 were as follows:

    Dividends to common shareholders from net investment income       $0.7405
    Dividends to preferred shareholders from net investment income    $1,698.27

Since the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2001. In January 2002, you will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends received in calendar 2001. The amount that will be reported, will be the amount to be used on your 2001 federal income tax return and may differ from the amount which we must report in connection for the Fund's fiscal year ended October 31, 2001. Shareholders are advised to consult with their tax advisers as to the federal, state and local tax status of the income received from the Fund. An allocation of interest income by state will also be provided which may be of value in reducing a shareholder's state or local tax liability, if any.

--------------------------------------------------------------------------------

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN:

The Fund has a Dividend Reinvestment and Cash Purchase Plan (the "Plan") in which all dividends and distributions paid to Common Stockholders are automatically reinvested in additional shares of the Fund (unless a shareholder elects to receive cash). EquiServe L.P. ( the "Plan Agent") serves as agent for the holders of Common Stock in administering the Plan. Subsequent to the Fund paying a dividend and/or distribution, the Plan Agent, as agent for the participants, receives cash and uses it to purchase Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund does not issue any new shares of Common Stock in connection with the Plan. The Plan Agent's fees for the reinvestment of dividends and distributions are paid for by the Fund. Each participant also pays a pro rata share of the brokerage commission incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment. The receipt of dividends and distributions under the Plan does not relieve participants of any income tax which may be payable on such dividends or distributions. Participation in the Plan may be terminated at any time by written notice to the Plan Agent.
Participants also have an option to make additional cash payments to the Plan Agent for the purchase of Common Stock with a minimum investment of $250. All correspondence concerning the Plan including requests for additional information or requests to be included or excluded from the Plan should be addressed to the applicable bank, broker-dealer or other nominee or in the case of shareholders whose shares are registered in their own name to EquiServe L.P., Post Office Box 8200, Boston, Massachusetts 02266 or by telephone at 1-800-426-5523.

--------------------------------------------------------------------------------

OTHER INFORMATION:

Since October 31, 2000, there have been no: (i) material changes in the Fund's investment objectives or policies; (ii) changes to the Fund's charter or by-laws; (iii) material changes in the principal risk factors associated with investment in the Fund; or (iv) change in the person primarily responsible for the day-to-day management of the Fund's portfolio.

MUNICIPAL ADVANTAGE FUND INC.                                   ANNUAL REPORT
                                                               October 31, 2001


DIRECTORS AND PRINCIPAL OFFICERS

STEPHEN J. TREADWAY
  DIRECTOR AND CHAIRMAN OF THE BOARD

ROBERT E. CONNOR
  DIRECTOR

RAYMOND D. HORTON
  DIRECTOR

WENDY W. LUERS
  DIRECTOR

JESWALD W. SALACUSE
  DIRECTOR

NEWTON B. SCHOTT, JR.
  PRESIDENT

MATTHEW GREENWALD
  EXECUTIVE VICE PRESIDENT

BRIAN S. SHLISSEL
  TREASURER

MICHAEL B. ZUCKERMAN
  SECRETARY

INVESTMENT MANAGER

PIMCO Advisors L.P.
888 San Clemente Drive, Suite 100
Newport Beach, CA 92660

INVESTMENT ADVISER

OpCap Advisors
1345 Avenue of the Americas
New York, NY 10105

TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

EquiServe Trust Co. N.A.
Post Office Box 8200
Boston, MA 02266

INDEPENDENT ACCOUNTANTS
                                        [Graphic Omitted]
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

This report, including the financial information herein, is transmitted to the shareholders of Municipal Advantage Fund Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.



MUNICIPAL ADVANTAGE FUND INC.